UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K/A
Amendment No. 1
____________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020
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COVETRUS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38794	83-1448706
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)
7 Custom House Street
Portland, ME 04101
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (888) 280-2221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CVET	The Nasdaq Stock Market (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.  ☐

Explanatory Note
Covetrus, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (Amendment No. 1) in order to amend its previously filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 16, 2019 (the “Original Form 8-K”), as the Company had not, as of the filing of the Original Form 8-K, entered into a separation agreement with Christina Komola with respect to her resignation as the Company’s Chief Financial Officer.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2019, the Company announced that Christine Komola, the Company’s Chief Financial Officer, had resigned her position effective immediately. Following her resignation as Chief Financial Officer, Ms. Komola served as an advisor to the Company through January 15, 2020 (“Last Day of Employment”).
On January 15, 2020, the Company entered into a Separation and Release Agreement (the “Agreement”) with Ms. Komola. Pursuant to the Agreement, Ms. Komola will receive (i) severance equal to 18 months (the “Severance Period”) of her base salary ($975,000 in the aggregate), payable in accordance with the Company’s standard payroll practices; (ii) an annual bonus for fiscal year 2019, payable no later than March 15, 2020 (currently estimated to equal $268,125); (iii) an annual bonus for fiscal 2020, pro-rated through the Last Day of Employment ($20,034); and (iv) certain other payments relating to health insurance coverage, tax planning, outplacement and relocation services, grossed up so as to be tax neutral to Ms. Komola.  In addition, the vesting of the portion of Ms. Komola’s outstanding equity awards that would have vested over the two-month period commencing on the Last Day of Employment were accelerated and vested effective as of January 15, 2020. The Agreement contains a customary release and customary restrictive covenants.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1+	Separation and Release Agreement, dated January 15, 2020, by and between the Company and Christine Komola

+ Indicates management compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVETRUS, INC.

Date: January 21, 2020	By:	/s/ Benjamin Wolin
Benjamin Wolin
President and Chief Financial Officer